UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2008

UNION CARBIDE CORPORATION
(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-1463 Commission File Number	13-1421730 (IRS Employer Identification No.)

400 West Sam Houston Parkway South, Houston, TX (Address of principal executive offices)	77042 (Zip code)

(713) 978-2016 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 28, 2008, Union Carbide Corporation’s parent corporation, The Dow Chemical Company (“Dow”), issued a press release regarding the verbal notification received from Petrochemicals Industries Company (“PIC”), a wholly owned subsidiary of Kuwait Petroleum Corporation, about the Kuwait Supreme Petroleum Council’s decision to reverse its prior approval of the Joint Venture Formation Agreement between Dow and PIC (the “Parties”), pursuant to which the Parties had planned to establish K-Dow Petrochemicals, a 50-50 joint venture.

A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                                         Description

99.1                                                     Press Release, dated December 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 2008

UNION CARBIDE CORPORATION

By:	/s/ WILLIAM H. WEIDEMAN
	Name:	William H. Weideman
	Title:	Vice President and Controller
The Dow Chemical Company

Authorized Representative of Union Carbide Corporation